THE WESTPORT FUNDS


                                  WESTPORT FUND
                            WESTPORT SELECT CAP FUND

                        SUPPLEMENT DATED OCTOBER 25, 2006
                                     TO THE
              STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2006


Effective October 25, 2006, the first paragraph under the heading entitled "Other Portfolio Manager Information" on page 18 of the Statement of Additional Information is replaced by the following:

Each of the Portfolio Managers is also responsible for managing other accounts in addition to the respective Fund or Funds which they manage, including other accounts of the Adviser, or its affiliate Westport Asset Management, Inc. such as separately managed accounts for foundations, endowments, pension plans, and high net-worth families. Other accounts may also include accounts managed by the Portfolio Managers in a personal or other capacity, and may include unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as "hedge funds"). Management of other accounts in addition to the Funds can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a Portfolio Manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. Because of their positions with the Funds, the Portfolio Managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund. A potential conflict of interest may arise as result of the Portfolio Manager's management of a number of accounts with similar investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the Portfolio Manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser or the Portfolio Manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or that may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

The Adviser has implemented specific policies and procedures (e.g., the code of ethics described in "Personal Trading" and trade allocation policies described in "Portfolio Transactions and Brokerage") to address potential conflicts that may arise in connection with the management of the Funds, separately managed accounts and other accounts.